UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2013 (October 25, 2013)

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada Delaware	001-32714 001-35211	98-0570897 38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

WEHLU Purchase and Sale Agreement

As previously reported, on September 4, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a direct subsidiary of Gastar Exploration Ltd. (the “Company”), entered into a purchase and sale agreement (the “WEHLU Purchase and Sale Agreement”) with Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (the “Lime Rock Parties”) pursuant to which it will acquire a 98.3% working interest (80.5% net revenue interest) in 24,000 net acres of the West Edmond Hunton Lime Unit located in Kingfisher, Logan, Oklahoma and Canadian Counties, Oklahoma (the “WEHLU Assets”). A description of the material terms and conditions is contained in the Current Report on Form 8-K filed jointly by the Company and Gastar USA on September 6, 2013. Attached as Exhibit 2.1 to this Current Report on Form 8-K is a copy of the WEHLU Purchase and Sale Agreement.

SECTION 2 - FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

Third Quarter 2013 Financial and Operating Data (Preliminary)

On October 28, 2013, Gastar USA disclosed certain ranges of preliminary financial data and estimated production for the three months ended September 30, 2013.

Financial Results. Based on the most current information available to us, for the three months ended September 30, 2013, we expect to report the following items in Gastar USA’s consolidated statement of operations within the indicated ranges:

Total revenues:	$17.8 to $19.8 million
Income from operations:	$1.0 to $2.0 million

Each of the foregoing includes the impact of an unrealized hedge loss for such period in the range of $4.5 to $5.5 million resulting from mark-to-market accounting. We also estimate that Gastar USA’s consolidated capital expenditures for the three months ended September 30, 2013, excluding acquisitions, were in the range of $22.0 to $24.0 million. We project our capital expenditures for fourth quarter 2013, excluding acquisitions, to be in the range of $30.0 to $34.0 million.

Our normal closing and financial reporting processes with respect to the foregoing preliminary financial data for the three months ended September 30, 2013 have not been fully completed. As a result, our actual financial results could be different from these preliminary financial data, and any differences could be material. Our independent registered public accounting firm has not completed its review procedures with respect to our unaudited financial statements from which such data may be derived, nor have they expressed any opinion or provided any other form of assurance on the data. The foregoing is not intended to be a comprehensive statement of our unaudited financial results for this period. The results of operations for an interim period, including the preliminary financial data provided above, may not give a true indication of the results to be expected for a full year or any future period.

Production. Our preliminary estimate of average daily production for the quarter ended September 30, 2013 is 59.3 MMcfe per day, which includes an average of 9.3 MMcfe per day from our East Texas oil and natural gas properties, which we sold on October 2, 2013. Condensate and oil and NGLs total production are estimated to represent 29.1% of current quarter average daily production, and 34.1% excluding production of the East Texas oil and gas properties.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On October 25, 2013, Gastar USA filed an Amended and Restated Certificate of Incorporation (the “A&R Certificate”) with the Secretary of State of the State of Delaware. Under the A&R Certificate, the capital stock authorized for issuance was increased from (i) 1,000 shares of common stock, without par value, to 275,000,000 shares of common stock, par value $0.001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share, to 40,000,000 shares of preferred stock, par value $0.01 per share.

Under the A&R Certificate, the amendment of certain articles requires the affirmative vote of the holders of at least two-thirds of the outstanding voting power, while the rest require approval by the holders of a majority of the outstanding voting power. The A&R Certificate provides that a majority of the total number of directors has the power to adopt, amend or repeal Gastar USA’s bylaws. In addition, the A&R Certificate will provide that the adoption, amendment or repeal of the bylaws by the shareholders requires the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of capital stock entitled to vote generally at an election of directors.

The A&R Certificate provides that any director may be removed from office at any time (a) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock entitled to vote generally at an election of directors or (b) without cause by the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of capital stock entitled to vote generally at an election of directors.

Under the A&R Certificate, stockholders are permitted to act by written consent without a meeting only if all shareholders entitled to vote on that resolution sign the written resolution.

Under the A&R Certificate, Gastar USA will provide for mandatory indemnification of directors and officers to the extent permitted under applicable law and for the mandatory advancement of expenses to directors and officers. The A&R Certificate eliminates the liability of directors for monetary damages for breach of fiduciary duties to the fullest extent under applicable law.

A copy of the A&R Certificate is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference and hereby filed. The description of the A&R Certificate in this Current Report is a summary and is qualified in its entirety by reference to the complete text of the A&R Certificate.

Second Amended and Restated Bylaws

On October 25, 2013, Gastar USA adopted the Second Amended and Restated Bylaws (the “Second A&R Bylaws”). The Second A&R Bylaws provide that meetings of the shareholders may be held at any place in or out of Delaware as determined by the board of directors or, if so determined by the board of directors, may be held by means of remote communication as provided under Delaware law. The Second A&R Bylaws also provide that a special meeting of stockholders may be called by the board of directors (or the chairman in the absence of a designation by the board of directors) or the chief executive officer. The holders of one-third (33 1/3%) of the voting power, represented in person or by proxy, shall constitute a quorum at a meeting of the stockholders.

The Second A&R Bylaws provide that the number of directors must be set by a resolution adopted by a majority of the total authorized number of directors. Any vacancies or newly created directorships shall be filled by a majority of the directors then in office.

A copy of the Second A&R Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference and hereby filed. The description of the Second A&R Bylaws in this Current Report is a summary and is qualified in its entirety by reference to the complete text of the Second A&R Bylaws.

SECTION 7 - REGULATION FD

Item 7.01.	Regulation FD Disclosure.

On October 28, 2013, Company announced that Gastar USA is commencing, subject to market conditions, an underwritten public offering of shares of Gastar USA’s Series B Cumulative Preferred Stock. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

SECTION 8 - OTHER EVENTS

Item 8.01.	Other Events

WEHLU Asset Acquisition Financials

As previously reported, on September 4, 2013, Gastar USA entered into the WEHLU Purchase and Sale Agreement to acquire the WEHLU Assets. As the pending acquisition is deemed probable and significant under Rule 3-05 of Regulation S-X, attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein are statements of revenues and direct operating expenses for the WEHLU Assets for the years ending December 31, 2012 and 2011, together with the report of BDO USA, LLP with respect thereto, and the unaudited statement of revenues and direct operating expenses of the WEHLU Assets for the six months ended June 30, 2013 and 2012.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein are unaudited pro forma financial statements of the Company and Gastar USA reflecting, among other things, the acquisition of the WEHLU Assets, as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

June 30, 2013 Reserve Reports of the Company

Attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein is the reserve report of Wright & Company, Inc. as of July 1, 2013 relating to all of the historical reserves of the Company other than the Company’s East Texas assets. Attached as Exhibit 99.5 to this Current Report on Form 8-K and incorporated by reference herein is the reserve report of Netherland, Sewell & Associates, Inc. as of June 30, 2013 relating to all of the historical reserves of the Company’s East Texas assets.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein are statements of revenues and direct operating expenses for the WEHLU Assets for the years ending December 31, 2012 and 2011, together with the report of BDO USA, LLP with respect thereto, and the unaudited statement of revenues and direct operating expenses of the WEHLU Assets for the six months ended June 30, 2013 and 2012.

(b) Pro Forma Financial Information.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein are unaudited pro forma financial statements of the Company and Gastar USA reflecting, among other things, the acquisition of the WEHLU Assets, as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

(d) Exhibits.

Exhibit No.	Description of Document

2.1*	Purchase and Sale Agreement, dated September 4, 2013, by and among Gastar Exploration USA, Inc. and Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

3.1	Amended and Restated Certificate of Incorporation of Gastar Exploration USA, Inc.

3.2	Second Amended and Restated Bylaws of Gastar Exploration USA, Inc.

23.1	Consent of BDO USA, LLP.

23.2	Consent of Wright & Company, Inc.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release, dated October 28, 2013.

99.2	Statement of Revenues and Direct Operating Expenses of the WEHLU Assets.

99.3	Unaudited Pro Forma Financial Information.

99.4	Report of Wright & Company, Inc. dated July 24 , 2013.

99.5	Report of Netherland, Sewell & Associates, Inc., dated October 22, 2013.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to Exhibit 2.1 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.	Description of Document

2.1*	Purchase and Sale Agreement, dated September 4, 2013, by and among Gastar Exploration USA, Inc. and Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P.

3.1	Amended and Restated Certificate of Incorporation of Gastar Exploration USA, Inc.

3.2	Second Amended and Restated Bylaws of Gastar Exploration USA, Inc.

23.1	Consent of BDO USA, LLP.

23.2	Consent of Wright & Company, Inc.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release, dated October 28, 2013.

99.2	Statement of Revenues and Direct Operating Expenses of the WEHLU Assets.

99.3	Unaudited Pro Forma Financial Information.

99.4	Report of Wright & Company, Inc. dated July 24, 2013.

99.5	Report of Netherland, Sewell & Associates, Inc., dated October 22, 2013.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to Exhibit 2.1 have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.